Putnam
Investment Grade
Municipal Trust II


SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

10-31-98

[LOGO: BOSTON * LONDON * TOKYO]



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[copyright] Karsh, Ottawa

Dear Shareholder:

Throughout the dramatic shifts in the security markets during 1998, municipal bonds have continued to stand their ground. As of the end of October, yields of long-term municipal bonds were approximately the same as those of 30-year Treasury bonds -- an unprecedented level of near parity. It is within this environment that I am pleased to report that Putnam Investment Grade Municipal Trust II met its goal of producing high current income exempt from federal taxes. For the six months ended October 31, 1998, the fund provided total returns of 3.97% at net asset value and 9.22% at market price. For complete performance information, please see pages 6 and 7.

* FLIGHT TO QUALITY DRIVES TREASURY YIELDS DOWN

A steady stream of international events set off the stock market volatility that sparked the bond market rallies: the unabated financial chaos in the Pacific Rim, currency devaluations and defaults in Russia, and plunging stock markets in Latin America. As foreign investors and hedge fund investors panicked about plummeting stock markets, they began a flight to quality -- selling hedge funds and emerging-markets funds in favor of the safety of U.S. Treasury bonds. This buying drove up the prices of Treasuries, and consequently, because yields and prices move in an inverse relationship, pulled down their yields. Since foreign investors do not benefit from the tax advantages of municipal bonds, prices in this market did not rise as much as those of Treasuries. As a result, with municipal bond yields about equal to Treasury yields, municipals have become an exceptional investment choice for U.S. investors.

* REFUNDINGS SLOW; MUNICIPAL SUPPLY BEGINS TO MODERATE

Normally, when interest rates fall, refundings boost the pace of bond supply. But rates have been low for some time. Most issuers have already completed their refundings and now Fund Manager Richard Wyke expects that the supply of new issues will slow down, leading to a continuing decline in the municipal bond supply. This is likely to have a positive influence on municipal bond prices if demand remains strong. However, as the equity market begins to recover, Rick expects that demand for municipals may taper off.

The yield relationship of Treasury and municipal securities is also contributing to the decline in supply. Since Treasury yields fell so dramatically relative to municipal yields, the Treasury escrows used in prerefundings are not adequate to pay off the municipal issues.

Since last spring, one of Rick's challenges has been to deliver an attractive level of income in a market in which yields have fallen. He has tried to meet this challenge by using the lower tiers of the investment-grade sector to increase the fund's yield. However, the yield spreads between higher-quality and lower-quality investment-grade paper have narrowed, and it is hard to justify shifting the fund's focus from the higher-quality investments without a significant yield advantage. During the reporting period, Rick was able to purchase Southwest Gas Corp. revenue bonds (issued by Clark County, Nevada Industrial Development Authority) in exchange for selling lower-yielding paper in California.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Transportation            18.4%

Utilities                 16.4%

Hospitals/health care     16.1%

Water and sewer           14.7%

Education                 10.0%

Footnote reads:
*Based on net assets as of 10/31/98. Holdings will vary over time.


[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW*

Aa -- 7.4%

A -- 19.7%

Baa -- 24.8%

Ba and below -- 2.9%

Aaa -- 45.2%


Footnote reads:
*As a percentage of market value as of 10/31/98. A bond rated Baa or higher is considered investment grade. All ratings reflect Moody's descriptions unless noted otherwise; percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.


Another strategy Rick has used is to extend call protection as he makes new investments. This is done by purchasing noncallable bonds or bonds with distant call dates. Callable bonds carry the option of being redeemed, or called away, by the issuer at a certain future date. Bonds are normally called away if interest rates are lower at that time than when the bonds were originally issued. By avoiding callable bonds, the portfolio has a better chance of maintaining a consistent level of income.

* INTEREST-RATE CUTS HELP BOND MARKET FOCUS

The bond markets are beginning to move away from their obsession with the international markets. The Federal Reserve Board cut interest rates twice in three weeks (and again in mid November, after the close of this reporting period), which helped the U.S. bond markets pay more attention to economic fundamentals and thus become more balanced.

The intermediate maturity range of the yield curve (8 to 15 years) -- where many of the fund's holdings have been positioned -- has outperformed other maturity ranges, and Rick expects this trend to continue over the near term. However, there will come a time when a shift to longer maturities will offer better performance. As opportunities appear in the longer-term market, he will adjust the portfolio accordingly.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
December 16, 1998

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 10/31/98, there is no guarantee the fund will continue to hold these securities in the future.


Performance summary

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Investment Grade Municipal Trust II is designed for investors seeking high current income free from federal income tax, consistent with preservation of capital.


TOTAL RETURN FOR PERIODS ENDED 10/31/98

                                                Lehman Bros.
                                         Market   Municipal    Consumer
(common shares)                   NAV    price   Bond Index   Price Index
-------------------------------------------------------------------------
6 months                         3.97%    9.22%     5.11%        0.80%
-------------------------------------------------------------------------
1 year                           6.32     5.27      8.02         1.36
-------------------------------------------------------------------------
5 years                         29.80    40.70     36.12        12.42
Annual average                   5.35     7.07      6.36         2.37
-------------------------------------------------------------------------
Life of fund (since 11/27/92)   53.22    50.83     52.56        15.35
Annual average                   7.47     7.19      7.40         2.44
-------------------------------------------------------------------------

TOTAL RETURN FOR PERIODS ENDED 9/30/98
(most recent calendar quarter)

                                                                Market
(common shares)                                 NAV              price
------------------------------------------------------------------------------
6 months                                       3.60%             3.29%
------------------------------------------------------------------------------
1 year                                         7.77              5.67
------------------------------------------------------------------------------
5 years                                       31.12             41.23
Annual average                                 5.57              7.15
------------------------------------------------------------------------------
Life of fund (since 11/27/92)                 54.08             50.62
Annual average                                 7.68              7.27
------------------------------------------------------------------------------

Performance data represent past results and do not reflect future performance. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns, net asset value and market price will fluctuate so that an investor's shares when sold may be worth more or less than their original cost.

This performance information does not reflect any market volatility that may have occurred since the date of the information. As a result, more recent returns may be more or less than those shown.

PRICE AND DISTRIBUTION INFORMATION
6 months ended 10/31/98

------------------------------------------------------------------------------
Distributions (common shares)
------------------------------------------------------------------------------
Number                                         6
------------------------------------------------------------------------------
Income                                       $0.48
------------------------------------------------------------------------------
Capital gains1                                --
------------------------------------------------------------------------------
  Total                                      $0.48
------------------------------------------------------------------------------
Preferred shares            Series A (630 shares)    Series B (630 shares)
------------------------------------------------------------------------------
Income                             $970.94                  $835.78
------------------------------------------------------------------------------
Capital gains1                       --                       --
------------------------------------------------------------------------------
  Total                            $970.94                  $835.78
------------------------------------------------------------------------------
Share value (common shares)           NAV                Market price
------------------------------------------------------------------------------
4/30/98                             $14.13                  $14.125
------------------------------------------------------------------------------
10/31/98                             14.22                   14.937
------------------------------------------------------------------------------
Current return (common shares/end of period)
------------------------------------------------------------------------------
Current dividend rate2                6.75%                   6.43%
------------------------------------------------------------------------------
Taxable equivalent3                  11.18                   10.65
------------------------------------------------------------------------------

1 Capital gains, if any, are taxable for federal and, in most cases, state tax purposes. For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes.

2 Income portion of most recent distribution, annualized and divided by NAV or POP at end of period.

3 Assumes maximum 39.6% federal tax rate. Results for investors subject to lower tax rates would not be as advantageous.

TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities and the net assets allocated to remarketed preferred shares, divided by the number of outstanding common shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on the New York Stock Exchange.

COMPARATIVE BENCHMARKS

Lehman Brothers Municipal Bond Index is an unmanaged list of long-term fixed-rate investment-grade tax-exempt bonds representative of the municipal bond market. The index assumes reinvestment of all distributions and interest payments and does not take in account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.

Consumer Price Index (CPI) is a commonly used measure of inflation; it does not represent an investment return.




Portfolio of investments owned
October 31, 1998 (Unaudited)

Key to Abbreviations
AMBAC           -- AMBAC Indemnity Corporation
CLI Insd.       -- Connie Lee Insurance Insured
FGIC            -- Financial Guaranty Insurance Company
FSA             -- Financial Security Assurance
G.O. Bonds      -- General Obligation Bonds
IFB             -- Inverse Floating Rate Bonds
MBIA            -- Municipal Bond Investors Assurance Corporation

MUNICIPAL BONDS AND NOTES (98.1%) (a)
PRINCIPAL AMOUNT                                                                                RATINGS(RAT)         VALUE
Alaska (0.9%)
--------------------------------------------------------------------------------------------------------------------------
         $2,000,000  Valdez, Marine Term. Rev. Bonds (Sohio Pipeline),
                       7 1/8s, 12/1/25                                                          AA            $  2,210,000

Arizona (1.7%)
--------------------------------------------------------------------------------------------------------------------------
          6,000,000  Maricopa Cnty., U. School Dist. No. 41 Gilbert
                       Cap. Appn. G.O. Bonds, FGIC, zero % 1/1/07                               Aaa              4,305,000

California (4.9%)
--------------------------------------------------------------------------------------------------------------------------
          5,000,000  CA Hlth. Fac. Fin. Auth. IFB (Catholic Healthcare
                       West), AMBAC, 6.906s, 7/1/17                                             Aaa              5,206,250
          2,500,000  CA State U. IFB, AMBAC, 9.959s, 11/1/21
                       (acquired 9/2/94, cost $2,681,272) (RES)                                 Aaa              2,915,625
          3,500,000  Foothill/Eastern Trans. Corridor Agcy. Toll Rd.
                       Rev. Bonds, sr. lien, Ser. A, 7s, 1/1/08                                 Baa              2,782,500
          1,420,000  Fountain Valley, Agcy. for Cmnty. Dev. Tax Alloc.
                       Rev. Bonds (Indl. Area Redev.), 9.1s, 1/1/16                             BBB+             1,436,245
                                                                                                            --------------
                                                                                                                12,340,620

Colorado (7.3%)
--------------------------------------------------------------------------------------------------------------------------
                     Denver, City & Cnty. Arpt. Rev. Bonds
          3,675,000    Ser. A, 8 3/4s, 11/15/23                                                 Baa1             4,180,313
          1,325,000    Prerefunded, Ser. A, 8 3/4s, 11/15/23                                    Aaa              1,537,000
          2,285,000    Ser. A, 8 1/2s, 11/15/23                                                 Baa1             2,502,075
            215,000    Prerefunded, Ser. A, 8 1/2s, 11/15/23                                    Aaa                239,188
          1,525,000    Ser. A, 8s, 11/15/25                                                     Baa1             1,656,531
            735,000    Ser. A, 8s, 11/15/25                                                     Baa1               807,581
            265,000    Prerefunded, Ser. A, 8s, 11/15/25                                        Aaa                297,131
            145,000    Prerefunded, Ser. A, 8s, 11/15/25                                        Aaa                159,863
          1,000,000    Ser. D, 7 3/4s, 11/15/13                                                 Baa1             1,291,250
          5,250,000  SCA Tax Exempt Trust Multi-Fam. Mtge. Rev. Bonds
                       (Newport Village), Ser. A-8, FSA, 7.1s, 1/1/30                           Aaa              5,866,875
                                                                                                            --------------
                                                                                                                18,537,807

Florida (9.2%)
--------------------------------------------------------------------------------------------------------------------------
                     Broward Cnty., Resource Recvy. Rev. Bonds
          9,650,000    (SES Broward Cnty. LP South), 7.95s, 12/1/08                             A               10,292,208
          1,045,000    (Waste-Energy LP North), 7.95s, 12/1/08                                  A                1,114,545
          1,000,000  FL State Board of Ed. Cap. Outlay G.O. Bonds,
                       Ser. A, 7 1/4s, 6/1/23                                                   Aa2              1,067,500
          5,000,000  Lee Cnty., Board of Directors Hosp. IFB
                       (Lee Memorial Hosp.), MBIA, 8.867s, 3/26/20                              Aaa              5,887,500
          5,000,000  Port Everglades, Auth. Rev. Bonds, Ser. A, 5s, 9/1/16                      BBB              4,818,750
                                                                                                            --------------
                                                                                                                23,180,503

Georgia (3.0%)
--------------------------------------------------------------------------------------------------------------------------
          6,340,000  Burke Cnty., Dev. Auth. Poll. Control Rev. Bonds
                       (Oglethorpe Pwr. Co. Vogtle), MBIA, 8s, 1/1/22 (SEG)                     Aaa              7,504,975

Hawaii (2.6%)
--------------------------------------------------------------------------------------------------------------------------
          4,000,000  HI State Arpt. Syst. Rev. Bonds, FGIC, 7s, 7/1/10                          Aaa              4,370,000
          2,000,000  HI State Arpt. Syst. Rev. Bonds, AMBAC, 7.3s, 7/1/20                       Aaa              2,147,500
                                                                                                            --------------
                                                                                                                 6,517,500

Illinois (5.1%)
--------------------------------------------------------------------------------------------------------------------------
          7,750,000  Central Lake Cnty., Joint Action Wtr. Agcy.
                       G.O. Bonds, 6s, 2/1/19                                                   Aa               8,263,437
                     Chicago, O'Hare Intl. Arpt. Special Fac. Rev. Bonds
          2,005,000    (United Air Lines, Inc.), Ser. C, 8.2s, 5/1/18                           Baa2             2,098,994
          2,250,000    (American Airlines, Inc.), Ser. A, 7 7/8s, 11/1/25                       Baa2             2,427,188
                                                                                                            --------------
                                                                                                                12,789,619

Indiana (0.8%)
--------------------------------------------------------------------------------------------------------------------------
          2,000,000  Marion Cnty., Ind. Convention & Rectl. Fac. Auth.
                       Rev. Bonds (Excise Tax Rev. Lease Rental), Ser. A,
                       AMBAC, 7s, 6/1/21                                                        Aaa              2,177,500

Kansas (1.1%)
--------------------------------------------------------------------------------------------------------------------------
          2,600,000  Burlington, Poll. Control Rev. Bonds (Kansas Gas &
                       Electric Co.), MBIA, 7s, 6/1/31                                          Aaa              2,847,000

Kentucky (2.1%)
--------------------------------------------------------------------------------------------------------------------------
          5,030,000  Jefferson Cnty., Cap. Corp. Rev. Bonds, MBIA,
                       5 1/2s, 6/1/28                                                           Aaa              5,281,500

Louisiana (1.1%)
--------------------------------------------------------------------------------------------------------------------------
            500,000  St. Charles Parish, Poll. Control Rev. Bonds
                       (LA Pwr. & Lt.), 8 1/4s, 6/1/14                                          Baa3               525,175
          2,000,000  Beauregard, Parish Rev. Bonds (Boise Cascade
                       Corp.), 7 3/4s, 6/1/21                                                   Baa3             2,180,000
                                                                                                            --------------
                                                                                                                 2,705,175

Massachusetts (5.8%)
--------------------------------------------------------------------------------------------------------------------------
                     MA State Hlth. & Edl. Fac. Auth. IFB
          5,500,000    (Med. Ctr. of Central MA), Ser. B, AMBAC, 9.19s,
                       6/23/22                                                                  Aaa              7,253,125
          2,000,000    (Beth Israel-Deaconess Hosp.), AMBAC, 8.46s,
                       10/1/31                                                                  Aaa              2,365,000
          3,000,000  MA State Port Auth. Rev. Bonds, 13s, 7/1/13                                Aaa              5,152,500
                                                                                                            --------------
                                                                                                                14,770,625

Michigan (5.9%)
--------------------------------------------------------------------------------------------------------------------------
          2,000,000  Detroit, Wtr. Supply Syst. IFB, FGIC, 8.968s, 7/1/22                       Aaa              2,332,500
          6,000,000  MI State Hosp. Fin. Auth. Rev. Bonds (Pontiac
                       Osteopathic Hosp.), Ser. A, 6s, 2/1/24                                   Baa1             6,255,000
          6,250,000  Western Township, Util. Auth. Swr. Disp. Syst.
                       Rev. Bonds, 8.2s, 1/1/18                                                 BBB+             6,420,063
                                                                                                            --------------
                                                                                                                15,007,563

Mississippi (2.5%)
--------------------------------------------------------------------------------------------------------------------------
          6,000,000  Claiborne Cnty., Poll. Control Rev. Bonds (Middle
                       South Energy, Inc.), Ser. C, 9 7/8s, 12/1/14                             Ba1              6,203,880

Nevada (2.1%)
--------------------------------------------------------------------------------------------------------------------------
          3,000,000  Clark Cnty., Indl. Dev. Rev. Bonds (Southwest Gas
                       Corp.), Ser. B, 7 1/2s, 9/1/32                                           Baa2             3,330,000
          2,000,000  Clark Cnty., Indl. Dev. Rev. Bonds (NV Pwr. Co.),
                       Ser. C, 5 1/2s, 10/1/30                                                  BBB-             2,005,000
                                                                                                            --------------
                                                                                                                 5,335,000

New York (16.9%)
--------------------------------------------------------------------------------------------------------------------------
          2,000,000  Long Island, Pwr. Auth. NY Elec. Syst. Rev. Bonds,
                       Ser. A, 5 1/4s, 12/1/26                                                  Baa1             2,015,000
                     NY City, G.O. Bonds
          2,900,000    Ser. B, 7 1/2s, 2/1/06                                                   A3               3,240,750
          5,000,000    Ser. D, 5 1/4s, 8/1/21                                                   A3               5,031,250
          1,100,000    Prerefunded, Ser. B, 7 1/2s, 2/1/06                                      A3               1,241,625
          6,250,000  NY City, Muni. Wtr.& Swr. Syst. Fin. Auth. Rev.
                       Bonds, Ser. B, 7 3/4s, 6/15/20                                           Aaa              6,984,375
                     NY State Dorm. Auth. Rev. Bonds (State U.
                       Edl. Fac.), Ser. A
          6,500,000    7.7s, 5/15/12                                                            Aaa              7,036,250
          5,000,000    5 7/8s, 5/15/17                                                          A3               5,562,500
          5,000,000  NY State Energy Res. & Dev. Auth. Elec. Fac.
                       Rev. Bonds (Cons. Edison Co. of NY, Inc.), Ser. A,
                       7 1/2s, 1/1/26                                                           A1               5,225,000
                     NY State Urban Dev. Corp. Rev. Bonds (Syracuse U.)
          1,440,000    6s, 1/1/07                                                               Baa1             1,614,600
          1,360,000    6s, 1/1/06                                                               Baa1             1,513,000
          3,000,000  Suffolk Cnty., Wtr. Auth. Rev. Bonds, Sub. Lien,
                       MBIA, 6s, 6/1/14                                                         Aaa              3,420,000
                                                                                                            --------------
                                                                                                                42,884,350

Oklahoma (1.6%)
--------------------------------------------------------------------------------------------------------------------------
          3,555,000  Tulsa, Indl. Auth. Hosp. Rev. Bonds (Hillcrest Med.
                       Ctr.), CLI Insd., 6 1/4s, 6/1/10                                         AAA              4,150,463

Pennsylvania (4.7%)
--------------------------------------------------------------------------------------------------------------------------
          3,000,000  Allegheny Cnty., Hosp. Dev. Auth. Rev. Bonds
                       (Magee-Womans Hosp.), FGIC, 6s, 10/1/13                                  Aaa              3,255,000
          2,000,000  Allegheny Cnty. Indl. Dev. Auth. Rev. Bonds
                       (Environmental Import USX), 6.7s,12/1/20                                 Baa2             2,200,000
          5,000,000  Dauphin Cnty., Auth. Hosp. Rev. Bonds (Hapsco-
                       Western PA Hosp.), Ser. A, MBIA, 6 1/2s, 7/1/12                          Aaa              5,456,250
          2,700,000  PA State Higher Ed. Assistance Agcy. Rev. Bonds
                       (Student Loan IFB), Ser. A, AMBAC, 6 1/4s, 7/1/13                        Caa3             1,080,000
                                                                                                            --------------
                                                                                                                11,991,250

Puerto Rico (1.8%)
--------------------------------------------------------------------------------------------------------------------------
          4,500,000  Cmnwlth. of PR, Med. and Env. Poll. Ctrl. Fac.
                       Rev. Bonds (Baxter Travenol Labs., Inc.), 8s, 9/1/12                     A3               4,648,905

South Carolina (2.3%)
--------------------------------------------------------------------------------------------------------------------------
          5,000,000  Spartanburg Cnty. Solid Waste Disp. Rev. Bonds
                       (Bayerische Motoren Werke), 7.55s, 11/1/24                               A/P              5,743,750

Tennessee (5.2%)
--------------------------------------------------------------------------------------------------------------------------
          3,000,000  Maury Cnty. Indl. Dev. Board Poll. Control
                       Rev. Bonds (Saturn Corp.), 6 1/2s, 9/1/24                                A2               3,333,750
          8,300,000  Metropolitan Govt. Nashville & Davidson Cnty.,
                       Tenn. Wtr. & Swr. IFB, AMBAC, 8.368s, 1/1/22                             Aaa              9,731,750
                                                                                                            --------------
                                                                                                                13,065,500

Texas (4.6%)
--------------------------------------------------------------------------------------------------------------------------
          1,700,000  Alliance, Arpt. Auth. Rev. Bonds (Federal Express
                       Corp.), 6 3/8s, 4/1/21                                                   Baa2             1,833,875
          1,250,000  Dallas-Fort Worth, Intl. Arpt. Fac. Impt. Corp.
                       Rev. Bonds (American Airlines, Inc.), 7 1/2s,
                       11/1/25                                                                  Baa2             1,339,060
          1,750,000  North Central Hlth. Fac. Dev. Corp. IFB
                       (Presbyterian Hlth. Care Syst.), Ser. C, MBIA,
                       9.407s, 6/22/21                                                          Aaa              2,065,000
          3,000,000  Nueces Cnty., Port of Corpus Christi Rev. Bonds
                       (Union Pacific), 5.65s, 12/1/22                                          Baa3             3,082,500
          3,000,000  Titus Cnty., Fresh Wtr. Supply Dist. No. 1 Poll.
                       Rev. Bonds (Southwestern Elec. Pwr. Co.), Ser. A,
                       8.2s, 8/1/11                                                             A1               3,356,250
                                                                                                            --------------
                                                                                                                11,676,685

Washington (3.6%)
--------------------------------------------------------------------------------------------------------------------------
          6,000,000  King Cnty., G.O. Bonds, Ser. C, 6 1/4s, 1/1/32                             Aa1              6,682,500
          2,000,000  Tacoma, Elec. Syst. IFB, AMBAC, 9.043s, 1/2/15                             Aaa              2,310,000
                                                                                                            --------------
                                                                                                                 8,992,500

West Virginia (1.3%)
--------------------------------------------------------------------------------------------------------------------------
          3,000,000  Mason Cnty., Poll. Ctrl. Rev. Bonds (Appalachian
                       Pwr. Co.), Ser. I, 6.85s, 6/1/22                                         Baa1             3,281,250
--------------------------------------------------------------------------------------------------------------------------
                     Total Investments (cost $239,258,925) (b)                                              $  248,148,920
--------------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $253,013,635.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at
      October 31, 1998 for the securities listed. Ratings are generally ascribed to securities at the time of issuance.
      While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at October 31, 1998. Securities rated by Putnam are indicated by "/P" and are not publicly rated.

  (b) The aggregate identified cost on a tax basis is $239,258,925, resulting in gross unrealized appreciation and depreciation of $13,532,779 and $4,642,784, respectively, or net unrealized appreciation of $8,889,995.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at
      October 31, 1998 was $2,915,625 or 1.2% of net assets.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at October 31, 1998.

      The rates shown on IFBs, which are securities paying interest rates that vary inversely to changes in the market interest rates, and are the current interest rates at October 31, 1998.

      The fund had the following industry group concentrations greater than 10% at October 31, 1998 (as a percentage of net assets):

            Transportation         18.4%
            Utilities              16.4
            Hospitals/health care  16.1
            Water and sewerage     14.7
            Education              10.0


      The fund had the following insurance concentrations greater than 10% at October 31, 1998 (as a percentage of net assets):

            AMBAC                  13.9%
            MBIA                   12.8

-------------------------------------------------------------------------------
Futures Contracts Outstanding at October 31, 1998 (Unaudited)
                                      Aggregate Face     Expiration Unrealized
                         Total Value       Value            Date   Depreciation
-------------------------------------------------------------------------------
Muni Index Future (long) $17,565,625   $17,592,785         Dec-98     $(27,160)
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
October 31, 1998 (Unaudited)
Assets
-----------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $239,258,925) (Note 1)                                            $248,148,920
-----------------------------------------------------------------------------------------------
Cash                                                                                  1,011,056
-----------------------------------------------------------------------------------------------
Interest receivable                                                                   5,002,466
-----------------------------------------------------------------------------------------------
Receivable for securities sold                                                          550,000
-----------------------------------------------------------------------------------------------
Total assets                                                                        254,712,442

Liabilities
-----------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                 1,068,567
-----------------------------------------------------------------------------------------------
Payable for variation margin                                                            105,000
-----------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                            449,789
-----------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                               23,301
-----------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                            10,727
-----------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                                536
-----------------------------------------------------------------------------------------------
Other accrued expenses                                                                   40,887
-----------------------------------------------------------------------------------------------
Total liabilities                                                                     1,698,807
-----------------------------------------------------------------------------------------------
Net assets                                                                         $253,013,635

Represented by
-----------------------------------------------------------------------------------------------
Series A and B remarketed preferred shares, (1,260 shares
issued and outstanding at $50,000 per share) (Note 4)                               $63,000,000
-----------------------------------------------------------------------------------------------
Paid-in capital -- common shares (unlimited shares authorized) (Note 1)             186,297,698
-----------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                            356,485
-----------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                                (5,503,383)
-----------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                            8,862,835
-----------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                         $253,013,635

Computation of net asset value
-----------------------------------------------------------------------------------------------
Series A and B Remarketed preferred shares                                           63,000,000
-----------------------------------------------------------------------------------------------
Cumulative undeclared dividends on remarketed preferred shares                           80,131
-----------------------------------------------------------------------------------------------
Net assets allocated to remarketed preferred shares
at liquidation preference                                                            63,080,131
-----------------------------------------------------------------------------------------------
Net assets available to common shares                                               189,933,504
-----------------------------------------------------------------------------------------------
Net asset value per common share
($189,933,504 divided by 13,357,092 shares)                                              $14.22
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of operations
Six months ended October 31, 1998 (Unaudited)
Tax exempt interest income:                                                          $8,681,201
-----------------------------------------------------------------------------------------------

Expenses:
-----------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                        892,967
-----------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                          119,895
-----------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                         5,768
-----------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                          3,209
-----------------------------------------------------------------------------------------------
Reports to shareholders                                                                  15,375
-----------------------------------------------------------------------------------------------
Auditing                                                                                 21,970
-----------------------------------------------------------------------------------------------
Legal                                                                                     7,074
-----------------------------------------------------------------------------------------------
Postage                                                                                  13,507
-----------------------------------------------------------------------------------------------
Exchange listing fees                                                                    12,166
-----------------------------------------------------------------------------------------------
Preferred share remarketing agent fees                                                   85,750
-----------------------------------------------------------------------------------------------
Other                                                                                    25,039
-----------------------------------------------------------------------------------------------
Total expenses                                                                        1,202,720
-----------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                              (14,973)
-----------------------------------------------------------------------------------------------
Net expenses                                                                          1,187,747
-----------------------------------------------------------------------------------------------
Net investment income                                                                 7,493,454
-----------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                       (357,566)
-----------------------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                                         626,487
-----------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and
futures contracts during the period                                                     936,313
-----------------------------------------------------------------------------------------------
Net gain on investments                                                               1,205,234
-----------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                 $8,698,688
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets
                                                                                Six months ended      Year ended
                                                                                     October 31        April 30
                                                                                          1998*            1998
---------------------------------------------------------------------------------------------------------------
Increase in net assets
---------------------------------------------------------------------------------------------------------------
Operations:
---------------------------------------------------------------------------------------------------------------
Net investment income                                                              $  7,493,454    $ 14,218,035
---------------------------------------------------------------------------------------------------------------
Net realized gain on investments                                                        268,921         507,758
---------------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                              936,313       6,253,086
---------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                  8,698,688      20,978,879
---------------------------------------------------------------------------------------------------------------
Distributions to remarketed preferred shareholders:
From net investment income                                                           (1,138,233)     (2,320,529)
---------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations
applicable to common shareholders (excluding
cumulative undeclared dividends on remarketed preferred
shares of $80,131 and $76,159, respectively)                                          7,560,455      18,658,350
---------------------------------------------------------------------------------------------------------------
Distributions to common shareholders:
---------------------------------------------------------------------------------------------------------------
From net investment income                                                           (6,411,312)    (12,821,881)
---------------------------------------------------------------------------------------------------------------
Total increase in net assets                                                          1,149,143       5,836,469

Net assets
---------------------------------------------------------------------------------------------------------------
Beginning of period                                                                 251,864,492     246,028,023
---------------------------------------------------------------------------------------------------------------
End of period (including undistributed net investment
income of $356,485 and $412,576, respectively)                                     $253,013,635    $251,864,492
---------------------------------------------------------------------------------------------------------------

Number of fund shares
---------------------------------------------------------------------------------------------------------------
Common shares outstanding at beginning and
end of period                                                                        13,357,092      13,357,092
---------------------------------------------------------------------------------------------------------------
Remarketed preferred shares outstanding at
beginning and end of period                                                               1,260           1,260
---------------------------------------------------------------------------------------------------------------
*Unaudited

 The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a share outstanding throughout the period)

------------------------------------------------------------------------------------------------------------------------------------
                                Six months
                                   ended
Per-share                       October 31
operating performance           (Unaudited)                                    Year ended April 30
------------------------------------------------------------------------------------------------------------------------------------
                                    1998             1998             1997             1996             1995             1994
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period               $14.13           $13.70           $13.79           $13.94           $14.30           $15.00
------------------------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                .56             1.06             1.07             1.09             1.14             1.16
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments           .10              .50             (.03)            (.10)            (.16)            (.66)
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations     .66             1.56             1.04              .99              .98              .50
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net investment income
------------------------------------------------------------------------------------------------------------------------------------
To preferred shareholders           (.09)            (.17)            (.17)            (.18)            (.15)            (.15)
------------------------------------------------------------------------------------------------------------------------------------
To common shareholders              (.48)            (.96)            (.96)            (.96)            (.96)            (.96)
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments
------------------------------------------------------------------------------------------------------------------------------------
To preferred shareholders             --               --               --               --               --             (.01)
------------------------------------------------------------------------------------------------------------------------------------
To common shareholders                --               --               --               --               --             (.08)
------------------------------------------------------------------------------------------------------------------------------------
In excess of net realized
gain on investments
------------------------------------------------------------------------------------------------------------------------------------
To preferred shareholders             --               --               --               --             (.03)              --
------------------------------------------------------------------------------------------------------------------------------------
To common shareholders                --               --               --               --             (.20)              --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                 (.57)           (1.13)           (1.13)           (1.14)           (1.34)           (1.20)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period
(common shares)                   $14.22           $14.13           $13.70           $13.79           $13.94           $14.30
------------------------------------------------------------------------------------------------------------------------------------
Market value, end of period
(common shares)                   14.937          $14.125          $14.250          $13.875           $12.75           $13.25
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return at market
value (common shares) (%)(a)        9.22*            5.63             9.86            16.62             5.39            (2.81)
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(total fund) (in thousands)     $253,014         $251,864         $246,028         $247,234         $249,223         $254,025
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)(c)         .63*            1.26             1.26             1.24             1.28             1.14
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)(b)        3.33*            6.26             6.51             6.41             7.10             6.66
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)         6.23*           25.71            45.48           160.28            85.63            32.27
------------------------------------------------------------------------------------------------------------------------------------

  * Not annualized

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Ratios reflect net assets available to common shares only; net investment income ratio also reflects reduction for dividend payments to preferred shareholders.

(c) The ratio of expenses to average net assets for the period ended April 30, 1996 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts (Note 2).




Notes to financial statements
October 31, 1998 (Unaudited)

Note 1
Significant accounting policies

Putnam Investment Grade Municipal Trust II (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The fund's investment objective is to provide as high a level of current income exempt from federal income tax as is believed to be consistent with preservation of capital. The fund intends to achieve its objective by investing in a portfolio of investment grade municipal securities that Putnam Investment Management, Inc. ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc., believes does not involve undue risk to income or principal.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by a pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. The fair value of restricted securities is determined by Putnam Management following procedures approved by the Trustees, and such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At April 30, 1998, the fund had a capital loss carryover of approximately $5,097,000 available to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

   Loss Carryover                Expiration
  ---------------              ---------------
    $2,203,000                  April 30, 2004
     2,651,000                  April 30, 2005
       243,000                  April 30, 2006

E) Distributions to shareholders Distributions to common and preferred shareholders are recorded by the fund on the ex-dividend date. Dividends on remarketed preferred shares become payable when, as and if declared by the Trustees. Each dividend period for the remarketed preferred shares is generally a 28-day period. The applicable dividend rate for the remarketed preferred shares on October 31, 1998 was Series A -- 3.50%, Series B -- 3.58%. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

F) Determination of net asset value Net asset value of the common shares is determined by dividing the value of all assets of the fund, less all liabilities and the liquidation preference of any outstanding remarketed preferred shares, by the total number of common shares outstanding.

G) Amortization of bond premium and accretion of bond discount Any premium resulting from the purchase of securities in excess of maturity value is amortized on a yield-to-maturity basis. Discounts on original issue discount bonds and zero coupon bonds are accreted on a yield-to-maturity basis.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of the average net asset value of the fund, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% thereafter.

If dividends payable on remarketed preferred shares during any dividend payment period plus any expenses attributable to remarketed preferred shares for that period exceed the fund's net income attributable to the proceeds of the remarketed preferred shares during that period, then the fee payable to Putnam Management for that period will be reduced by the amount of the excess (but not more than .70% of the liquidation preference of the remarketed preferred shares outstanding during the period).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the six months ended October 31, 1998, fund expenses were reduced by $14,973 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustees fee, of which $490 has been allocated to the fund, and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

Note 3
Purchase and sales of securities

During the six months ended October 31, 1998, purchases and sales of investment securities other than short-term investments aggregated $15,436,755 and $15,686,106, respectively. There were no purchases and sales of U.S. government obligations. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Remarketed preferred shares

The Series A (630 shares) and B (630 shares) shares are redeemable at the option of the fund on any dividend payment date at a redemption price of $50,000 per share, plus an amount equal to any dividends accumulated on a daily basis but unpaid through the redemption date (whether or not such dividends have been declared) and, in certain circumstances, a call premium.

It is anticipated that dividends paid to holders of remarketed preferred shares will be considered tax-exempt dividends under the Internal Revenue Code of 1986. To the extent that the fund earns taxable income and capital gains by the conclusion of a fiscal year, it will be required to apportion to the holders of the remarketed preferred shares throughout that year additional dividends as necessary to result in an after-tax equivalent to the applicable dividend rate for the period.

Under the Investment Company Act of 1940, the fund is required to maintain asset coverage of at least 200% with respect to the remarketed preferred shares as of the last business day of each month in which any such shares are outstanding. Additionally, the fund is required to meet more stringent asset coverage requirements under terms of the remarketed preferred shares and the shares' rating agencies. Should these requirements not be met, or should dividends accrued on the remarketed preferred shares not be paid, the fund may be restricted in its ability to declare dividends to common shareholders or may be required to redeem certain of the remarketed preferred shares. At October 31, 1998, no such restrictions have been placed on the fund.



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Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
John A. Hill, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
Donald S. Perkins
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Jerome J. Jacobs
Vice President

Richard P. Wyke
Vice President and Fund Manager

John R. Verani
Vice President

Beverly Marcus
Clerk and Assistant Treasurer


Call 1-800-225-1581 weekdays from 9 a.m. to 5 p.m. Eastern Time, or visit our website (www.putnaminv.com) any time for up-to-date information about the fund's NAV.



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PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

www.putnaminv.com
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